Income Taxes	12 Months Ended
Dec. 31, 2016
Income Tax Disclosure [Abstract]
Income Taxes [Text Block]

Note 7.	Income Taxes
The components of income from continuing operations before provision for income taxes are as follows:

(In millions)	2016	2015	2014

U.S.	$493.2	$851.7	$1,153.3
Non-U.S.	1,530.7	1,084.7	933.9

Income from Continuing Operations	$2,023.9	$1,936.4	$2,087.2

The components of the provision for income taxes of continuing operations are as follows:

(In millions)	2016	2015	2014

Current Income Tax Provision
Federal	$279.9	$184.4	$444.5
Non-U.S.	348.7	362.7	404.8
State	9.3	8.5	35.0

	637.9	555.6	884.3

Deferred Income Tax Provision (Benefit)
Federal	$(510.1)	$(296.4)	$(362.4)
Non-U.S.	(103.9)	(288.2)	(297.3)
State	(25.3)	(14.9)	(32.9)

	(639.3)	(599.5)	(692.6)

(Benefit from) Provision for income taxes	$(1.4)	$(43.9)	$191.7

The company receives a tax deduction upon the exercise of non-qualified stock options by employees, or the vesting of restricted stock units held by employees, for the difference between the exercise price and the market price of the underlying common stock on the date of exercise. The provision for income taxes that is currently payable does not reflect $53 million, $63 million and $65 million of such benefits that have been allocated to capital in excess of par value in 2016, 2015 and 2014, respectively.
The provision for income taxes in the accompanying statement of income differs from the provision calculated by applying the statutory federal income tax rate of 35% to income from continuing operations before provision for income taxes due to the following:

(In millions)	2016	2015	2014

Provision for Income Taxes at Statutory Rate	$708.4	$677.7	$730.5

Increases (Decreases) Resulting From:
Foreign rate differential	(321.7)	(274.5)	(278.4)
Income tax credits	(318.2)	(316.4)	(239.9)
Manufacturing deduction	(37.9)	(37.9)	(45.9)
Singapore tax holiday	(22.7)	(20.8)	(34.0)
Impact of change in tax laws and apportionment on deferred taxes	1.5	(37.5)	(21.0)
Nondeductible expenses	12.3	9.4	23.4
Provision (reversal) of tax reserves, net	11.9	18.0	28.0
Basis difference on disposal of businesses	21.8	—	18.7
Tax return reassessments and settlements	(41.0)	(53.5)	(3.6)
State income taxes, net of federal tax	(15.9)	(7.4)	9.3
Other, net	0.1	(1.0)	4.6

(Benefit from) Provision for income taxes	$(1.4)	$(43.9)	$191.7

The company has operations and a taxable presence in approximately 50 countries outside the U.S. All of these countries except one have a lower tax rate than the U.S. The countries in which the company has a material presence that have significantly lower tax rates than the U.S. include Germany, the Netherlands, Singapore, Sweden, Switzerland and the United Kingdom. The company’s ability to obtain a benefit from lower tax rates outside the U.S. is dependent on its relative levels of income in countries outside the U.S. and on the statutory tax rates in those countries.
The foreign tax credits discussed below are the result of foreign earnings remitted or deemed remitted to the U.S. during the reporting year and the U.S. treatment of taxes paid in the foreign jurisdictions in the years those profits were originally earned.
In 2016, the company continued to implement tax planning initiatives related to non-U.S. subsidiaries. These non-U.S. subsidiaries incurred foreign tax obligations, and made cash and deemed distributions to the company’s U.S. operations which resulted in no net tax cost. As a result of these distributions, the company benefitted from U.S. foreign tax credits of $91 million, offset in part by additional U.S. income taxes of $37 million on the related foreign income (which reduced the benefit from the foreign rate differential in 2016). The company also implemented foreign tax credit planning in Sweden which resulted in $100 million of foreign tax credits, with no related incremental U.S. income tax expense.
In 2015, the company implemented tax planning initiatives related to non-U.S. subsidiaries. These non-U.S. subsidiaries incurred foreign tax obligations, and made cash and deemed distributions to the company’s U.S. operations which resulted in no net tax cost. As a result of these distributions, the company benefitted from U.S. foreign tax credits of $111 million, offset in part by additional U.S. income taxes of $46 million on the related foreign income (which reduced the benefit from the foreign tax rate differential in 2015). The company also implemented foreign tax credit planning in Sweden which resulted in $80 million of foreign tax credits, with no related incremental U.S. income tax expense. Also in 2015, the company recorded benefits totaling $54 million related to additional prior year foreign tax and other credits as well as restructuring and other costs associated with the 2014 acquisition of Life Technologies.
In 2014, the company implemented tax planning initiatives related to non-U.S. subsidiaries.  These non-U.S. subsidiaries incurred foreign tax obligations, and made cash and deemed distributions to the company’s U.S. operations which resulted in no net tax cost. As a result of these distributions, the company benefitted from U.S. foreign tax credits of $172 million, offset in part by additional U.S. income taxes of $55 million on the related foreign income (which reduced the benefit from the foreign tax rate differential in 2014).
The company has significant activities in Singapore and has received considerable tax incentives. The local taxing authority granted the company pioneer company status which provides an incentive encouraging companies to undertake activities that have the effect of promoting economic or technological development in Singapore. This incentive equates to a tax exemption on earnings associated with most of the company’s manufacturing activities in Singapore and continues through December 31, 2021. In 2016, 2015 and 2014, the impact of this tax holiday decreased the annual effective tax rates by 1.1%, 1.1% and 1.6%, respectively, and increased diluted earnings per share by approximately $0.06, $0.05 and $0.08, respectively.
Net deferred tax asset (liability) in the accompanying balance sheet consists of the following:

(In millions)	2016	2015

Deferred Tax Asset (Liability)
Depreciation and amortization	$(4,218.6)	$(4,024.8)
Net operating loss and credit carryforwards	1,453.3	1,083.3
Reserves and accruals	191.6	185.9
Accrued compensation	371.5	312.9
Foreign undistributed earnings	(156.2)	—
Inventory basis difference	110.4	83.3
Other capitalized costs	83.9	167.9
Unrealized losses on hedging instruments	36.3	16.6
Other, net	65.9	69.1

Deferred tax assets (liabilities), net before valuation allowance	(2,061.9)	(2,105.8)
Less: Valuation allowance	113.0	108.9

Deferred tax assets (liabilities), net	$(2,174.9)	$(2,214.7)

The company estimates the degree to which tax assets and loss and credit carryforwards will result in a benefit based on expected profitability by tax jurisdiction and provides a valuation allowance for tax assets and loss and credit carryforwards that it believes will more likely than not expire unutilized. At December 31, 2016, all of the company’s valuation allowance relates to deferred tax assets, primarily net operating losses, for which any subsequently recognized tax benefits will reduce income tax expense.
At December 31, 2016, the company had federal, state and non-U.S. net operating loss carryforwards of $246 million, $1.44 billion and $2.38 billion, respectively. Use of the carryforwards is limited based on the future income of certain subsidiaries. The federal and state net operating loss carryforwards expire in the years 2017 through 2036. Of the non-U.S. net operating loss carryforwards, $369 million expire in the years 2017 through 2036, and the remainder do not expire. The company also had $620 million of federal foreign tax credit carryforwards as of December 31, 2016, which expire in the years 2017 through 2026.
The company operates in various jurisdictions around the world. With the exception of its Affymetrix Singapore subsidiary, the company has not provided income taxes on the undistributed earnings of its non-U.S. subsidiaries due to its intention to permanently reinvest such earnings unless the company can remit such earnings to the U.S. without associated net tax cost. The company recorded a deferred tax liability of $156 million in acquisition accounting for the outside basis difference of Affymetrix Singapore as the company intends to integrate it with the company’s existing Singapore operations within the next twelve months. Aside from this plan, the company’s intent is to only make distributions from non-U.S. subsidiaries in the future when they can be made at no net tax cost.
A provision has not been made for U.S. or additional non-U.S. taxes on $12.49 billion of undistributed earnings of international subsidiaries that could be subject to taxation if remitted to the U.S. It is not practicable to estimate the unrecognized tax liability due to i) the extent of uncertainty as to which remittance structure would be used (among several possibilities) should a decision be made to repatriate; ii) the availability and the complexity of calculating foreign tax credits; and iii) the implications of indirect taxes, including withholding taxes that could potentially be required depending on the repatriation structure.
Unrecognized Tax Benefits
As of December 31, 2016, the company had $802 million of unrecognized tax benefits which, if recognized, would reduce the effective tax rate.
A reconciliation of the beginning and ending amounts of unrecognized tax benefits is as follows:

(In millions)	2016	2015	2014

Balance at beginning of year	$349.7	$214.1	$134.2
Additions due to acquisitions	54.2	—	54.3
Additions for tax positions of current year	341.6	14.0	35.3
Additions for tax positions of prior years	94.1	121.2	38.3
Closure of tax years	(28.1)	(5.2)	—
Settlements	(9.8)	5.6	(48.0)

Balance at end of year	$801.7	$349.7	$214.1

During 2016, the company’s unrecognized tax benefits increased $342 million due to the uncertainty around the deductibility of a foreign exchange loss on intercompany investments, $54 million due to acquisitions, $43 million due to tax planning related to prior years that resulted in amended tax filings, $35 million relating to foreign tax positions and $14 million due to the utilization of deferred tax assets. In 2016, the company also settled the Life Technologies tax audit for the 2012 to 2014 tax years which reduced the reserve on unrecognized tax benefits by $10 million. Of the total $802 million of liability, $3 million is classified as a current liability and the remainder is long-term.
During 2015, the company’s unrecognized tax benefits increased $70 million due to the utilization of deferred tax assets and $28 million relating to foreign net operating losses on which the company has a deferred tax asset established. This increase was offset in part by a reduction of $10 million from a resolution of an IRS audit of Life Technologies for which a reserve had previously been established.
During 2014, the company acquired Life Technologies which resulted in an increase in the company’s liability for unrecognized tax benefits of $54 million. The liability also increased due to the provision of tax reserves, primarily related to the sale of the divested businesses and a tax matter in a foreign jurisdiction. During 2014, the company settled the IRS audit relating to the 2010 and 2011 tax years which resulted in a decrease in the company’s liability for unrecognized tax benefits of $48 million.
The company classified interest and penalties related to unrecognized tax benefits as income tax expense. The total amount of interest and penalties related to uncertain tax positions and recognized in the balance sheet as of December 31, 2016 and 2015 was $24 million and $19 million, respectively.
The company conducts business globally and, as a result, Thermo Fisher or one or more of its subsidiaries files income tax returns in the U.S. federal jurisdiction and various state and foreign jurisdictions. In the normal course of business, the company is subject to examination by taxing authorities throughout the world, including such major jurisdictions as Australia, Canada, China, Denmark, Finland, France, Germany, Japan, Singapore, Sweden, the United Kingdom and the United States. With few exceptions, the company is no longer subject to U.S. federal, state and local, or non-U.S., income tax examinations for years before 2011.